Exhibit 10

                      STRADLEY, RONON, STEVENS & YOUNG LLP
                            2600 ONE COMMERCE SQUARE
                      PHILADELPHIA, PENNSYLVANIA 19103-7098
                                 (215) 564-8000
                              (215) 564-8120 (FAX)

Direct Dial:
(215) 564-8101

                                                              May 23, 1997



AFBA Five Star Fund, Inc.
2440 Pershing Road, Suite G-15
Kansas City, MO  64108

Gentlemen:

         You have requested our opinion with respect to the shares of common stock to be offered upon effectiveness of your registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

         Based upon our review of such records, documents, and representations as we have deemed relevant, it is our opinion that the shares of common stock to be sold and issued by the AFBA Five Star Fund, Inc., upon issuance, sale and payment in accordance with the terms of sale contained in the Prospectus, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the registration statement covering the registration of the said shares under the Securities Act of 1933 and the Investment Company Act of 1940, and amendments thereto, and registration statements filed in accordance with the securities laws of the various states in which shares of the AFBA Five Star Fund, Inc. will be offered, and we further consent to reference in the Prospectus of the AFBA Five Star Fund, Inc. to the fact this opinion concerning the legality of the issue has been rendered by us.

                                            Very truly yours,

                                            STRADLEY, RONON, STEVENS & YOUNG LLP



                                            By: /s/ Audrey C. Talley
                                                Audrey C. Talley, a Partner


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